SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NEW YORK LIFE INVESTMENTS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEW YORK LIFE INVESTMENTS FUNDS

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 8, 2025

October 17, 2025

To Our Shareholders:

I am writing to ask for your vote on an important matter concerning New York Life Investments Funds (the “Trust”). The Trust currently offers 11 separate series (collectively, the “Funds”). The Funds are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that a Special Meeting of Shareholders (with any postponements or adjournments, “Special Meeting”) of the Funds will be held on December 8, 2025, beginning at 9:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010.

At the Special Meeting, as explained in the accompanying Proxy Statement, you will be asked to vote on the following proposals:

1.	To elect four Trustees to the Board of Trustees of the Trust; and

2.	To transact such other business as may properly come before the Special Meeting.

Proposal 1 (the “Proposal”) is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. After careful consideration, the Board of Trustees of the Trust recommends that you read the enclosed materials carefully and then submit a vote FOR the Proposal.

Your vote is very important regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on December 8, 2025. You will receive a proxy card that outlines several ways to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Sodali & Co., reminding you to vote. If you have any questions regarding your vote, please call 888-431-9147. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,

/s/ Kirk C. Lehneis
Kirk C. Lehneis, President

Encl.

NEW YORK LIFE INVESTMENTS FUNDS

51 Madison Avenue

New York, New York 10010

NYLI Candriam Emerging Markets Debt Fund	NYLI Income Builder Fund
NYLI MacKay Convertible Fund	NYLI MacKay High Yield Corporate Bond Fund
NYLI MacKay Strategic Bond Fund	NYLI MacKay Tax Free Bond Fund
NYLI MacKay U.S. Infrastructure Bond Fund	NYLI Money Market Fund
NYLI Winslow Large Cap Growth Fund	NYLI WMC Enduring Capital Fund
NYLI WMC Value Fund

The eleven series of New York Life Investments Funds listed above are referred to collectively as the “Funds”.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 8, 2025

The Proxy Statement is available at: https://proxyvotinginfo.com/p/nylifunds2025

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the Funds, each a series of New York Life Investments Funds (“Trust”), a Massachusetts business trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010, on December 8, 2025, beginning at 9:00 a.m., Eastern time.

At the Special Meeting, and as described in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following proposals:

1.	To elect four Trustees to the Board of Trustees of the Trust; and

2.	To transact such other business as may properly come before the Special Meeting.

The Board of Trustees of the Trust (the “Board”) has recommended that Proposal 1 (the “Proposal”) be presented to all shareholders of the Funds. Although the Board believes that the Proposal is in the best interest of each Fund, the final decision to approve the Proposal is up to you. After careful consideration, the Board recommends that you vote FOR the Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposal.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal. You may vote at the Special Meeting if you were a shareholder of a Fund as of the close of business on September 26, 2025. If you attend the Special Meeting, you may vote your shares of the applicable Fund(s) in person. Even if you do not attend the Special Meeting, you may authorize your proxy by: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the proxy card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll-free through an automated touchtone voting line at 855-429-7276 or, if you have questions about the agenda for the Special Meeting or about how to vote your shares, please call a live operator toll-free at 888-431-9147 Monday through Friday, 8:30 a.m. to 5:00 p.m., Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer
October 17, 2025

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78

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REGISTRATION	VALID
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

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NEW YORK LIFE INVESTMENTS FUNDS

51 Madison Avenue

New York, New York 10010

PROXY STATEMENT

October 17, 2025

NYLI Candriam Emerging Markets Debt Fund	NYLI Income Builder Fund
NYLI MacKay Convertible Fund	NYLI MacKay High Yield Corporate Bond Fund
NYLI MacKay Strategic Bond Fund	NYLI MacKay Tax Free Bond Fund
NYLI MacKay U.S. Infrastructure Bond Fund	NYLI Money Market Fund
NYLI Winslow Large Cap Growth Fund	NYLI WMC Enduring Capital Fund
NYLI WMC Value Fund

The eleven series of New York Life Investments Funds listed above are referred collectively as the “Funds”.

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 8, 2025

The Proxy Statement is available at: https://proxyvotinginfo.com/p/nylifunds2025

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of New York Life Investments Funds (“Trust”), a Massachusetts business trust, on behalf of the Funds, for a Special Meeting of shareholders of the Funds (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on December 8, 2025, at 9:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about October 22, 2025, to all shareholders of record of each Fund as of the close of business on September 26, 2025 (“Record Date”).

At the Special Meeting, and as described in this Proxy Statement, shareholders of the Funds will be asked to consider and approve the following proposals:

1.	To elect four Trustees to the Board of Trustees of the Trust; and

2.	To transact such other business as may properly come before the Special Meeting.

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The Board has recommended that Proposal 1 (the “Proposal”) be presented to all shareholders of the Funds for their consideration and approval. Although the Trustees believe that the Proposal is in the best interests of each Fund, the final decision to approve the Proposal is up to you. After careful consideration, the Board recommends that you vote FOR the Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposal.

Only shareholders who owned shares of any class of the Funds on the Record Date are entitled to vote at the Special Meeting. Each share of a Fund that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposal and such other matters applicable to the Fund as may properly come before the Special Meeting. Ownership of a fractional share entitles you to a corresponding fractional vote.

It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you carefully read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

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PROPOSAL

ELECTION OF TRUSTEES

Affected Funds: All Funds

What are Shareholders Being Asked to Approve?

The purpose of this Proposal is to elect four Trustees to the Board. At a Board meeting held on September 30, 2025, the current Trustees unanimously nominated the four persons described below for election as Trustees (each a “Nominee”). Two of the nominees also currently serve as Trustees.

Members of the Board’s Nominating and Governance Committee (the “Committee”) considered each Nominee’s qualifications in accordance with the Committee’s Charter (which can be found in Exhibit A) and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board.

Why are Shareholders Being Asked to Elect Trustees Now?

Although two of the Nominees currently serve as Trustees, they were not elected to their position by the shareholders of the Trust. Instead, these Trustees were appointed by the Board. The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, under the Investment Company Act of 1940, as amended (the “1940 Act”), at least two-thirds of the Trustees must have been elected by shareholders before the Board may fill any vacancy on the Board that may arise through an appointment and without the need for shareholder approval. Due to this requirement, the Trust is currently unable to add any additional Trustees without shareholder approval. By electing the two Nominees that currently serve as Trustees in addition to the new Trustee candidates, it will make it more likely that the Board will be able to add new members (consistent with the two-thirds requirement) in the future without the expense of conducting additional shareholder meetings. In addition, after considering, among other factors, the size and complexity of the Funds, the Board has determined that adding two new Independent Trustees to the Board is in the best interest of the Funds and their shareholders and that the Nominees who are not currently Trustees are qualified to serve as Independent Trustees on the Board.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board.

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Who are the Nominees to the Board?

The table below lists the Nominees and current Trustees, their ages, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, number of funds currently overseen by the Nominee or Trustee, and other directorships held outside of the Trust (as applicable). A table with similar information concerning the officers of the Trust is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

Nominees and Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) are referred to herein as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust under the 1940 Act is referred to as the “Interested Trustee.”

The Board oversees the Trust, New York Life Investments Funds Trust, New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund, the Manager and the subadvisors, and elects the officers of the Trust who are responsible for the day-to-day operations of the Trust.1 Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers are elected annually by the Board.

[1]

New York Life Investments Funds and New York Life Investments Funds Trust may collectively be referred to as the “New York Life Investments Group of Funds”. New York Life Investments Group of Funds, New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund may collectively be referred to as the “Fund Complex”.

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INTERESTED TRUSTEE NOMINEE

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Naïm Abou- Jaoudé* 1966	Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86	New York Life Investments Funds Trust:
Trustee since 2023 (39 portfolios); New York Life Investments VP Funds Trust: Trustee since 2023 (33 portfolios); and
NYLI MacKay DefinedTerm Muni
Opportunities Fund: Trustee since 2023;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since
2023; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024;
and New York Life Investment Management
International (Chair) since 2015

*

Mr. Abou-Jaoudé is considered to be an “interested person” of the New York Life Investments Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

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INDEPENDENT TRUSTEE NOMINEES

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Karen Hammond 1956	Trustee since 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86	New York Life Investments Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (39 portfolios); New York Life Investments VP Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); (33 portfolios); NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; Two Harbors Investment Corp: Director since 2018; Rhode Island State Investment Commission:
Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

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NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephanie Lynch 1967	N/A	Co-Founder and the Managing Partner of Global Endowment Management (GEM) (since 2007)	N/A	None

Adeel Jivraj 1970	N/A	Retired, Partner, Ernst & Young LLP (2005 to 2025)	N/A	None

CURRENT NON-NOMINEE TRUSTEES

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (s)	Other Directorships Held by Trustee During Past Five Years
Independent Trustees

David H. Chow 1957	Trustee	Since 2016, Advisory Board Member (June 2015 to December 2015);	Founder and CEO, DanCourt Management, LLC (since 1999).	86	New York Life Investments Funds Trust: Trustee since 2016, (39 Funds); New York Life Investments VP Funds Trust: Trustee since 2016; (33 Portfolios); NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2016; NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; NYLI MacKay Muni

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (s)	Other Directorships Held by Trustee During Past Five Years
					Income Opportunities Fund: Trustee since 2024; VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees (2008 to 2022) (57 portfolios); and Berea College of Kentucky: Trustee (2009 to 2014); Chair of the Investment Committee (2018 to 2024)

Susan B. Kerley 1951	Trustee	Since 2007, Chair from 2017 to 2024	President, Strategic Management Advisors LLC (since 1990).	86	New York Life Investments Funds Trust: Chair (2017 to 2024) and Trustee since 1990** (39 Funds); New York Life Investments VP Funds Trust: Chair (2017 to 2024) and Trustee since 2007 (33 Portfolios)*; NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair (2017 to 2024);

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (s)	Other Directorships Held by Trustee During Past Five Years
					and Trustee since 2011; NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair (2021 to 2024) and Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Chair (March 2024 to December 2024) and Trustee since 2024; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	Trustee	Since 2006	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the New York Life Investments Group of Funds Audit and Compliance Committee (2004 to 2006).	86	New York Life Investments Funds Trust: Trustee since 2007 (39 Funds)** New York Life Investments VP Funds Trust: Trustee since 2007 (33 Portfolios)*; NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; NYLI CBRE Global Infrastructure

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (s)	Other Directorships Held by Trustee During Past Five Years
					Megatrends Term Fund: Trustee since 2021; and NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024

Jacques P. Perold 1958	Chair	Since 2025 and Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86	New York Life Investments Funds Trust: Chairman since January 2025 and Trustee since 2016, (39 Funds) New York Life Investments VP Funds Trust: Chairman since January 2025 and Trustee since 2016, (33 Portfolios); NYLI MacKay DefinedTerm Muni Opportunities Fund: Chairman since January 2025 and Trustee since 2016; NYLI CBRE Global Infrastructure Megatrends Term Fund: Chairman since January 2025 and Trustee since 2021; and NYLI MacKay Muni Income Opportunities Fund: Chair

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (s)	Other Directorships Held by Trustee During Past Five Years
					since 2025 and Trustee since 2024; Allstate Corporation: Director since 2015; MSCI Inc.: Director since 2017; and CapShift Advisors LLC: Chairman since 2022

Richard S. Trutanic 1952	Trustee Since 1994	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002).		86

New York Life Investments Funds Trust: Trustee since 2007** (39 Funds);

New York Life Investments VP Funds Trust: Trustee since 2007 (33 Portfolios)*; and

NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;

NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.
**	Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust.

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Qualifications of Nominees

In concluding that the Nominees should serve as Trustees, the Board took into account, in addition to the information provided in the table above and among other things, each Nominee’s specific experience, qualifications, attributes, or skills as summarized below.

Mr. Abou-Jaoudé. Mr. Abou-Jaoudé has served as a Trustee since 2023. Previously, Mr. Abou-Jaoudé was the Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) from 2007 to 2023. Mr. Abou-Jaoudé has also served as Chair of New York Life Investment Management International since 2015. Mr. Abou-Jaoudé has over 30 years of experience in the investment management business.

Ms. Hammond. Ms. Hammond has served as a Trustee since December 2021 and served as an Advisory Board Member of the Fund Complex from June 2021 to December 2021. Ms. Hammond has served as the Chair of the Contracts Committee since January 2025 and served as the Chair of the Risk and Compliance Oversight Committee from 2021 to 2024. Ms. Hammond serves as an Audit Committee Financial Expert for the Fund Complex. Ms. Hammond has over 30 years of experience in the investment management industry, spending the majority of her career with Fidelity Investments from 1993 to 2013. Ms. Hammond served as Senior Vice President of Investment Services for Fidelity Management & Research Company from 2005 to 2007 and, most recently, was Managing Director of a private equity group within Fidelity from 2007 until 2013. Ms. Hammond also served as a director of real estate investment trusts beginning in 2014. Since 2017, Ms. Hammond has also been a member of the Rhode Island State Investment Committee. Ms. Hammond has been a CFA Charterholder since 1987 and also serves as a director for Two Harbors Investment Corp and Blue Cross Blue Shield of Rhode Island.

Mr. Jivraj. Mr. Jivraj served as a Partner at Ernst & Young LLP (“EY”) from 2005 to 2025 and was the Mid-Atlantic Practice Leader for EY’s Wealth & Asset Management practice from 2017 to 2023. Mr. Jivraj was a member of the Investment Companies Expert Panel (“ICEP”) of the American Institute of Certified Public Accountants from 2010-2014. The ICEP serves the needs of AICPA members on financial and business reporting and audit and attest matters relating to investment companies. Prior to his tenure at EY, Mr. Jivraj served as Assistant Chief Accountant for the U.S. Securities and Exchange Commission (the “SEC”). He was later appointed to serve on the SEC’s Asset Management Advisory Committee (“AMAC”) from 2020 to 2021. AMAC was formed to provide SEC with perspectives on asset management and related

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advice and recommendations. Mr. Jivraj has been a frequent speaker at various asset management industry events and is a Certified Public Accountant.

Ms. Lynch. Ms. Lynch is a Co-Founder and Partner of Global Endowment Management (“GEM”) since 2007, serving as Managing Parter since 2024. Prior to founding GEM, Ms. Lynch held the role of Chief Investment Officer at The Duke Endowment from 1999 to 2007. She served as a portfolio manager at Trade Street Investment Advisers from 1996 to 1999 and at INVESCO Capital Management from 1990 to 1996. Ms. Lynch’s board experience include serving as a member of the investment committee for the Baby J Fund since 2007 and a trustee for the Thacher School from 2015 to 2024, serving as a member of the advisory board of Avalon Advisors, LLC from 2021 to 2023 and of CBAM Partners from 2021 to 2022, and serving as a member of the investment committee of Novant Asset Management LLC and Novant Health Foundation from 2007 to 2017. Ms. Lynch also had experience as a member of the investment committee and development committee of Florida State University Foundation from 2013 to 2019. Ms. Lynch has over 30 years of experience in the investment management business and has been a CFA Charterholder since 1992.

Qualifications of Current Non-Nominee Trustees

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this Proxy Statement, that each person listed below is qualified to serve as a Trustee of the Trust in light of the Trust’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Trust or to board members of other mutual funds generally.

Mr. Chow. Mr. Chow has served as a Trustee of one or more of the registrants of the Fund Complex since 2016 and as an Advisory Board Member of one or more of the registrants of the Fund Complex from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Investment Committee of one or more of the registrants of the Fund Complex since January 2022. Mr. Chow served as the Chairman of the Risk and Compliance Oversight Committee of one or more of the registrants of the Fund Complex from 2017-2021. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 35 years of experience in capital markets and investments including 15 years as general partner of

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institutional private equity funds. He has served as a trustee of the VanEck Vectors ETF Trust since 2006 and as Independent Chairman from 2008 to 2022. From 2009 to 2024, he was a trustee of Berea College, serving on the Executive Committee and as the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow served on the Governing Council of the IDC from 2012 to 2020. He has been a CFA® Charterholder since 1989, is a former President, and served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of Fund Complex or a predecessor since 1990, including serving as the Chair of the Risk and Compliance Oversight Committee since January 2025, Chair of the Board from 2017 until 2024 and Chair of the Contracts Committee of one or more of the registrants of the Fund Complex from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the Fund Complex. She had previously served as Chair of the Board of one or more of the registrants of the Fund Complex through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the Fund Complex or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the Fund Complex. Prior to becoming a Trustee of the Fund Complex, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also served as a trustee of another mutual fund complex from 2005 to 2021. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and

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practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Perold. Mr. Perold has served as a Trustee of one or more of the registrants of the Fund Complex since 2016 and as an Advisory Board Member of one or more of the registrants of the Fund Complex from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Board since January 2025 and served as the Chairman of the Contracts Committee of one or more of the registrants of the Fund Complex from 2018 to 2024. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He also served as a member of Boston University’s Investment Committee from 2008 to 2019 and was a Trustee of the University until 2019. Since 2019, Mr. Perold previously served as a Trustee at Partners in Health. In addition, Mr. Perold has served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, and has served as Chairman of the Board since 2022.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the Fund Complex or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee of one or more of the registrants of the Fund Complex since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of Fund Complex. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has extensive investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

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Evaluation of New Trustee Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.

OFFICERS OF THE TRUST (WHO ARE NOT TRUSTEES)*

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Kirk C. Lehneis 1974	President, New York Life Investments Funds (since 2017)	Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2018); President, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund, New York Life Investments Funds Trust and New York Life Investments VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust (since 2009) and New York Life Investments VP Funds Trust (since 2007)**; Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012) and Vice President, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2023)

Kevin M. Gleason 1966	Vice President and Chief Compliance Officer (since 2022)	Vice President and Chief Compliance Officer, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2022); Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund, New York Life Investments Funds Trust, New York Life Investments VP Funds Trust and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

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NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

J. Kevin Gao 1967	Secretary and Chief Legal Officer (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust (since 2010) and New York Life Investments VP Funds Trust (since 2010)**

Scott T. Harrington 1959	Vice President - Administration, (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President-Administration, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust (since 2009) and New York Life Investments VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the New York Life Investments Group of Funds within the meaning of the 1940 Act because of their affiliation with the New York Life Investments Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.

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Ownership of Securities

As of October 10, 2025, the dollar range of equity securities owned beneficially by each Nominee and current non-Nominee Trustee in the Trust and in any registered investment company overseen by the Nominee within the same family of investment companies as the Trust was as follows:

INTERESTED TRUSTEE NOMINEE

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Naïm Abou-Jaoudé	None	None

INDEPENDENT TRUSTEE NOMINEES

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Karen Hammond	NYLI PineStone U.S. Equity Fund - $50,001 - $100,000 NYLI Winslow Large Cap Growth Fund - Over $100,000 NYLI MacKay Tax Free Bond Fund - Over $100,000	Over $100,000

Stephanie Lynch	None	None

Adeel Jivraj	None	None

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CURRENT NON - NOMINEE TRUSTEES

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	NYLI S&P 500 Index Fund - Over $100,000	Over $100,000

Susan B. Kerley

NYLI CBRE Global Infrastructure Fund - Over $100,000

NYLI Conservative Allocation Fund - Over $100,000

NYLI Epoch Capital Growth Fund - Over $100,000

NYLI Floating Rate Fund - Over $100,000

NYLI MacKay Convertible Fund - Over $100,000

NYLI Moderate Allocation Fund - Over $100,000

NYLI MacKay High Yield Muni Bond Fund - Over $100,000

Over $100,000

Alan R. Latshaw	NYLI MacKay High Yield Corporate Bond Fund - Over $100,000 NYLI Winslow Large Cap Growth Fund - $50,001 - $100,000	Over $100,000

Jacques P. Perold	NYLI CBRE Global Infrastructure Megatrends Term Fund - Over $100,000 NYLI PineStone U.S. Equity Fund - Over $100,000	Over $100,000

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INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

NYLI MacKay Short Duration High Income Fund - Over $100,000

NYLI MacKay Convertible Fund - Over $100,000

NYLI MacKay High Yield Corporate Bond Fund - Over $100,000

NYLI Winslow Large Cap Growth Fund - Over $100,000

NYLI WMC Enduring Capital Fund - Over $100,000

Richard S. Trutanic

NYLI Money Market Fund - $1 - $10,000

NYLI Epoch Global Equity Yield Fund - $10,001 - $50,000

NYLI S&P 500 Index Fund - $10,001 - $50,000

NYLI Epoch Capital Growth Fund - $10,001 - $50,000

NYLI WMC Enduring Capital Fund - $10,001 - $50,000

NYLI MacKay Convertible Fund - $1 - $10,000

NYLI CBRE Global Infrastructure Megatrends Term Fund - $10,001 - $50,000

Over $100,000

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As of October 10, 2025, the Trustees and officers of the New York Life Investments Group of Funds as a group owned less than 1% of the outstanding shares of any class of shares of each of the Funds, except that they owned 9.26% of Class I shares of NYLI Conservative Allocation Fund and 2.8% of Class I shares of NYLI Moderate Allocation Fund.

As of October 10, 2025, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the New York Life Investments Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the New York Life Investments Group of Funds.

Compensation

The following table reflects the compensation received by a Nominee and certain Trustees for the fiscal year ended October 31, 2024 from the Fund Complex. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer and a fee for each regularly scheduled Board meeting and associated Committee meetings attended and may receive fees for attending other Board meetings and associated Committee meetings on a case-by-case basis. The Chair of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

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COMPENSATION TABLE

	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Total Compensation from Fund and Fund Complex[2]
Trustee	Fiscal Year End October 31, 2024
David H. Chow	None	$380,000
Susan B. Kerley	None	440,000
Karen Hammond	None	380,000
Alan R. Latshaw	None	380,000
Jacques P. Perold	None	380,000
Richard S. Trutanic	None	380,000

Board Structure and Leadership

The Board oversees the business and affairs of the Funds as well as key service providers to the Funds, including the services provided to the Funds by the Manager and Subadvisors. The Board holds regularly scheduled meetings on a quarterly basis and other special in meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be “interested persons” (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chair. The Chair is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board and presides over all Board meetings. In between meetings, the Chair is responsible for communicating with other Trustees, Fund officers and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds’ operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial

[2]

Aggregate compensation from the Board’s services for the New York Life Investments Group of Funds, New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund.

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reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of the Funds’ operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors and other key service providers. In addition, the Board has established an Operations Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds’ independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Funds regularly report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Funds’ performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds’ operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Operations Oversight Committee also meet regularly with the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Funds and their service providers. The CCO

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regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds’ compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Operations Oversight Committee also regularly review and consider for approval, as necessary, the Funds’ compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Funds’ service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board oversees the Funds’ liquidity risk (defined by the SEC as the risk a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investments and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds (other than the NYLI Money Market Fund) have implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investments as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program’s Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation.

The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Operations Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Operations Oversight Committee.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Funds’ processes for accounting, auditing, financial reporting and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Karen Hammond and Susan B. Kerley. The Audit Committee held 10 meetings during the fiscal year ended October 31, 2024.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Karen Hammond (Chair), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held 5 meetings during the fiscal year ended October 31, 2024.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include David H. Chow (Chairman), Karen Hammond, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 10 meetings during the fiscal year ended October 31, 2024.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;

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(4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Karen Hammond, Susan B. Kerley, Alan R. Latshaw and Jacques P. Perold.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the “Candidate Policy”), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds’ Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds’ proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration. The Nominating and Governance Committee held 6 meetings during the fiscal year ended October 31, 2024.

Operations Oversight Committee. The primary purpose of the Operations Oversight Committee is to assist the Board in overseeing the policies,

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procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Operations Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, the Manager and Subadvisors and other service providers to the Funds. The Operations Oversight Committee also oversees the implementation of the Funds’ proxy voting policies and procedures, the implementation of the Funds’ and New York Life Investments’ valuation procedures and New York Life Investments as valuation designee in the performance of fair value determinations. The Operations Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees. The Operations Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds’ Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Funds are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Operations Oversight Committee include: Susan B. Kerley (Chair), David H. Chow, Karen Hammond, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Operations Oversight Committee held 7 meetings during the fiscal year ended October 31, 2024.

It is expected that the compensation structure for the Trustees will not change as a result of the approval of the Proposal.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended October 31, 2024, the Board met 6 times. Each current Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member. The Trust does not hold annual meetings, and therefore, the Board does not have a policy with regard to Board member attendance at such meetings.

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Shareholder Approval

The Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Trust-wide basis, and all Funds and classes thereof will vote together on this Proposal. If elected, the two new Nominees would begin serving as Independent Trustees on the later of their date of election or January 1, 2026.

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BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF THE TRUST

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposal at the Special Meeting, which will be held on December 8, 2025, at 9:00 a.m. Eastern time, at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	Vote on the Internet at the website address printed on your proxy ballot;

•	Call the toll-free number printed on your proxy ballot; or

•	Vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Funds. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of the Funds as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. Ownership of a fractional share entitles you to a corresponding fractional vote. The presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote on the Record Date shall constitute a quorum. When a quorum is present, the Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in

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person or by proxy and entitled to vote on such action. The Proposal applies on a Trust-wide basis, and all Funds and classes thereof will vote together on this Proposal.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Funds will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum.

Abstentions and broker non-votes will have no effect on the results of the vote on the election of Trustees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

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Future Shareholder Proposals. A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the shareholder intends to introduce at such meeting. Any shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by the Funds. The proxy costs are estimated to be between $1.3 million and $1.45 million, which would impact each Fund’s total annual fund operating expenses by less than 0.01%. The Trust has retained Sodali & Co., located at 430 Park Avenue, 14th Floor, New York, NY 10022, to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, a Fund, their respective affiliates, or, in New York Life Investments’ discretion, Sodali & Co. or another, a commercial firm retained for this purpose.

The Funds will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER INFORMATION

Ownership of Shares

Information regarding the total number of shares outstanding for each Fund and on the shareholders that owned of record or beneficially five percent or more of a class of any Fund’s outstanding shares as of the Record Date can be found in Exhibit B.

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Principal Accountant Fees and Services

More information regarding the principal accountant services provided to the Trust and resulting fees paid by the Trust can be found in Exhibit C.

Annual Meetings and Shareholder Meetings

The Funds normally do not hold meetings of shareholders except as required under the 1940 Act and applicable laws. Any shareholder proposal for a shareholder meeting must be presented to a Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Funds do not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Householding

Unless you have instructed a Fund not to, only one copy of this proxy solicitation may be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-624-6782. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with a Fund, you may write to the Fund at 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-624-6782.

Shareholder Reports

The Funds will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to shareholders. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit dfinview/NYLIM.com, or write to NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302.

35

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as each Fund’s principal underwriter and distributor for the Fund’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to each Fund, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, administers each Fund’s business affairs.

36

EXHIBIT A

NEW YORK LIFE INVESTMENTS FUNDS TRUST

NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NEW YORK LIFE INVESTMENTS FUNDS

NYLI MACKAY DEFINEDTERM MUNI OPPORTUNITIES FUND

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS

TERM FUND

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

(each, a “Fund” and collectively, the “Funds”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Formation

The Board of Trustees (the “Board”) of each Fund has established a Nominating and Governance Committee (the “Committee”) of the Board of each Fund, subject to the terms and conditions of this Charter. The Committees of the Funds may meet and act jointly. This Charter is intended to govern the conduct of each Committee, as well as the Committees’ joint actions. References in this Charter to “Committee” are, as the context warrants, to each Committee or to the Committees acting jointly as a single body.

Membership

The Committee will be composed exclusively of Trustees of the Funds, each of whom shall not be an “interested person” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”). The Committee will have at least three (3) members. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chair of the Committee.

Purposes

The purposes of the Committee are to:

1.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds;

2.	Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees, including compensation for nonrecurring projects or meetings or for interviewing and selecting new Independent Trustee nominees;

3.	Identify and recommend qualified individuals for Board membership and for the chair of the Board;

4.	Make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairs of the committees;

5.	Make recommendations to the Board with respect to any policies or procedures governing the Trustees or Independent Trustees; and

6.	Oversee the self-assessment of the Board, its committees and its members.

In carrying out these purposes, upon the recommendation of the Chair of the Committee, the Committee will, as it deems necessary or appropriate:

Fund Governance

1.

provide recommendations to the Board for improving the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds, including but not limited to the following: (i) the responsibilities of the Board and its committees; (ii) the relationship of the Board to the adviser(s) (and/or subadviser(s), as applicable) to the Funds; (iii) the standard of conduct expected of members of the Board, (iv) the respective functions of the Chair of the Board and the officers of the Funds, and (v) the process of Board self-assessment; and

2.

from time to time, review and consider recommended changes to the Charters of other Committees of the Board, other than the Audit Committee, and, upon the recommendation of the Chair of the Committee, recommend such changes to the Board.

Size, Structure and Composition of the Board, Qualifications for Membership, and Policies and Procedures

1.

review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to Independent Trustees, the number and types of committees, the functions of the Funds’ officers and the types of expertise and experience needed among the Trustees;

2.	be involved in the orientation and training of new Trustees and continuing the education of all Trustees;

3.

recommend to the Board with respect to revisions to policies and procedures that govern the Trustees or Independent Trustees, including, but not limited to: (i) the Board Service Policy; (ii) the Compensation and Chair Rotation Policy; (iii) the Fund Policy on Compensation of Independent Trustees of the Funds; (iv) the Fund Policy on Reimbursement of Expenses Incurred by each Trustee of the Funds; and (v) the Policy on Board Meetings and Participation During Unforeseen or Emergency Circumstances;

4.	recommend to the Board the adoption of, or revisions to, any other policies or procedures that govern the Trustees or Independent Trustees; and

5.

recommend to the Board with respect to the level and types of compensation for the Trustees. The Committee shall review such compensation arrangements annually or at such other times or intervals as it deems necessary or appropriate.

Identification and Nomination of Candidates for Membership; Board Committees

1.	develop a list of possible candidates in the event of any vacancies on or additions to the Board;

2.

evaluate the candidates’ qualifications for such positions. In the case of candidates for Independent Trustee positions, persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act;

3.	evaluate any candidates nominated by shareholders in compliance with appropriate policies or procedures;

4.	recommend candidates for nomination by the Board for Board membership; and

5.	recommend the Board’s committee structure, committee membership and chair for action by the Board.

Self-assessment of the Board and its Members

1.	The Committee shall recommend a plan and schedule to the Board for annual self-assessment by the Board, its committees and its individual members.

2.	The Committee shall oversee the process of self-assessment, and shall recommend to the Board any changes to that process.

Other

1.

Review and consider contract, investment, and compliance and risk-related and any other matters relevant to the duties and responsibilities of the Committee, in coordination with one or more of the other committees of the Board, as appropriate.

2.	Consider such other matters as applicable laws or regulations may require or the Committee may deem appropriate in carrying out its duties and responsibilities.

Powers of the Committee

In carrying out its purposes, the Committee will have the following powers:

A.

consistent with the terms of this Charter, to meet with and obtain information and reports from the Funds’ service providers on such subjects relating to the duties and responsibilities of the Committee;

B.	to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

C.

to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter;

D.	to delegate any portion of its authority to one or more members, with any action taken pursuant to such delegation to be reported to the Committee at its next regularly scheduled meeting; and

E.	to perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee in accordance with Section III.E above.

Reporting

At each regular meeting of the Board following a Committee meeting, the Committee may, in response to a request from the Chair of the Board, report to the Board on its activities and its findings and recommendations, if any.

Meetings

A majority of the members of the Committee must be present constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person, telephonically or by videoconference, such regular or special meetings, pursuant to such notice and call as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee may also meet jointly with one or more other committees of the Board as may be appropriate in the Committee’s discretion. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.

Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board, upon recommendation of the Chair of the Committee. This Charter, including any amendments to it, will be maintained in the records of the Funds.

The foregoing Charter was approved by the Boards of each Fund (except New York Life Investments Funds Trust, New York Life Investments VP Funds Trust) at a meeting held on June 7, 2007, by the Board of New York Life Investments Funds Trust at a meeting held on April 8, 2009, and by the Board of New York Life Investments VP Funds Trust at a meeting held on December 15, 2010; amended by the Board of each Fund (except NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund) at a meeting held on December 14, 2011;approved by the Board of Trustees of NYLI MacKay DefinedTerm Muni Opportunities Fund at a meeting held on May 16, 2012; approved by the Board of Trustees of NYLI CBRE Global Infrastructure Megatrends Term Fund at a meeting held on September 1, 2021; and last amended by the Board of each Fund at a meeting held on December 7, 2023; and amended and approved by the Boards of Trustees of each Fund at a meeting held on June 4, 2025.

EXHIBIT B

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
NYLI CANDRIAM EMERGING MARKETS DEBT FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,523,153.01	29.57%

	CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	22,171.59	38.82%

		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	9,677.52	16.95%

		NEW YORK LIFE TRUST CO CUST MISSION IN CHINA INT’L NDFI SI-IRA ONDINE T NG 6773 DOCK DR CORONA CA 92880-9160	3,994.43	6.99%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	3,340.49	5.85%

	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION (57230) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	2,538,873.51	23.54%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	2,087,312.27	19.36%

		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	1,967,284.40	18.24%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION (57220) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	1,697,526.01	15.74%

		NEW YORK LIFE INSURANCE CO MAINSTAY CONSERV ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	920,775.40	8.54%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCAT 57200 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	914,419.60	8.48%

NYLI INCOME BUILDER FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5,297,880.21	16.69%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	185,261.26	18.57%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	160,949.93	16.14%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	111,580.80	11.19%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	94,247.05	9.45%

		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	66,497.96	6.67%

		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	64,338.40	6.45%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	60,315.85	6.05%

	CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	1,733,415.22	14.43%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	1,594,792.24	13.27%

		JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA02116-5038	1,213,332.72	10.10%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,010,401.35	8.41%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	938,318.65	7.81%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	890,423.39	7.41%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	815,083.31	6.78%

		UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	691,668.10	5.76%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	622,697.20	5.18%

	CLASS R6	MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	114,753.39	37.28%

		ASCENSUS TRUST COMPANY FBO CONTROL AIR & AFFILIATES 401(K) PLA 039877 P.O. BOX 10758 FARGO ND58106-0758	94,174.28	30.59%

		EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 3131-3710	28,275.18	9.19%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		MID ATLANTIC TRUST COMPANY FBO SURFACE OPTICS CORP 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	25,961.57	8.43%

		MID ATLANTIC TRUST COMPANY FBO WHITE LABS 401(K) PROFIT SHARING PL 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	19,586.75	6.36%

		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	15,780.80	5.13%

	SIMPLE CLASS	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRANTRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	1,539.08	39.28%

		NEW YORK LIFE TRUST CO CUST INFINIA DENTAL INC HEE YOUNG LEE 10502 BOUNTY COVE CT GAITHERSBURG MD 20878-4265	1,056.99	26.98%

		NEW YORK LIFE TRUST CO CUST WONJ IN INC DBA SUBWAY JANET MOON 151 PINE BLUFF DR NEWPORT NEWS VA23602-8365	964.71	24.62%

		NEW YORK LIFE TRUST CO CUST INFINIA DENTAL INC SOL HAN 23213 SHAWS TAVERN CT CLARKSBURG MD 20871-9458	357.46	9.12%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
NYLI MACKAY CONVERTIBLE FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	8,123,375.57	24.09%

	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	340,903.63	28.99%

		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	208,925.45	17.76%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	129,174.06	10.98%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	108,387.51	9.22%

		RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET PO8 MINNEAPOLIS MN 55402-4413	85,796.41	7.30%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS I	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	6,532,227.66	15.48%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	5,976,448.46	14.16%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	3,520,376.92	8.34%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	3,385,523.31	8.02%

NYLI MACKAY HIGH YIELD CORPORATE BOND FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	105,127,458.87	19.66%

	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,849,373.47	34.54%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	1,676,782.04	15.04%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	882,321.43	7.92%

	CLASS I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	295,668,458.11	40.73%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	132,281,858.98	18.22%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	92,974,976.24	12.81%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		CHARLES SCHWAB & COMPANY INC ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	43,820,635.67	6.04%

	CLASS R2	MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 32246-6484	415,486.40	31.94%

		STATE STREET BANK AND TRUST COMPANY TRUSTEE AND / OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	196,367.42	15.10%

		EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	128,234.30	9.86%

		FIIOC FBO QUEBIT CONSULTING LLC 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	79,202.84	6.09%

		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	67,444.41	5.18%

	CLASS R3	ONZA RACING CORP DEF BENEFIT PLAN HAMILTON CHEN TTEE 9800 RESEARCH DR IRVINE CA 92618-4310	168,429.65	15.06%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		ASCENSUS TRUST COMPANY FBO COMWEB PACKAGING CORP., EMPLOYEES 4 192170 P.O. BOX 10758 FARGO ND58106-0758	160,549.83	14.36%

		DAMAJ HORIZON VIEW MEDICAL CENTER PC CASH BAL PLAN NOUHAD B DAMAJ TTEE 301 TUDOR ROSE CT LAS VEGAS NV89145-8681	90,086.18	8.06%

		PARTNERSHIP PROPERTY SERV LLC CUST FBO RYAN LAUCK RYAN LAUCK TTEE 3341 HAMILTON CLEVES RD HAMILTON OH45013-9535	67,350.91	6.02%

	CLASS R6	EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 3131-3710	353,079,140.86	42.24%

		JP MORGAN SECURITIES LLC OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUST 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY11245-0003	206,271,232.97	24.68%

	SIMPLE CLASS	NEW YORK LIFE TRUST CO CUST LOG HOME DOCTORS DANIEL J HORKAN 708 MCMILLAN RD POYNETTE WI53955-9225	7,753.86	18.81%

		NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRANTRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	5,844.57	14.18%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK LIFE TRUST CO CUST CLARK APPRAISAL COMPANY OF AR BRAD A CLARK 1410 FAIRWAY DR JONESBORO AR72401-4385	5,120.25	12.42%

		NEW YORK LIFE TRUST CO CUST LOG HOME DOCTORS MATTHEW O OBERG 54604 ROCKY POINT RD BARABOO WI53913	4,887.76	11.86%

		NEW YORK LIFE TRUST CO CUST TSULTRIM TENZIN TSULTRIM TENZIN 9301 GAMBRILL PARK RD FREDERICK MD 21702-1531	3,766.81	9.14%

		NEW YORK LIFE TRUST CO CUST JAMES ROSS ADVERTISING CAROLYN PAIGE ROSS 6779 NW 62ND TER PARKLAND FL 3067-1427	3,453.83	8.38%

		NEW YORK LIFE TRUST CO CUST JAMES ROSS ADVERTISING NEIL J ROSS 6779 NW 62ND TER PARKLAND FL 3067-1427	3,393.51	8.23%

		NEW YORK LIFE TRUST CO CUST GREAT SOUTH PT AND SPORTS COSMO BACCARELLA 15 ROSLYN ST ISLIP TERRACE NY11752-2709	3,318.12	8.05%

		NEW YORK LIFE TRUST CO CUST MD ROOFING AND COATINGS LLC RANDALL DORENBOS 5809 OAKBURY CT MYRTLE BEACH SC29579-3009	3,305.38	8.02%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
NYLI MACKAY STRATEGIC BOND FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5,684,877.47	25.69%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	2,000,705.62	9.04%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	1,364,680.88	6.17%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T71 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	1,255,127.24	5.67%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	1,181,171.78	5.34%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	243,118.97	20.23%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	208,518.53	17.35%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	166,023.62	13.81%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	136,733.51	11.38%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	133,525.59	11.11%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	104,223.32	8.67%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	24,850,704.95	19.67%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	14,902,760.57	11.79%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	14,715,688.53	11.65%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	13,276,963.49	10.51%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12,980,374.81	10.27%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	12,367,845.11	9.79%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9,262,675.06	7.33%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7,520,372.37	5.95%

	CLASS R6	MATRIX TRUST COMPANY AS CUST FBO RETIREMENT INCOME SECURITY PLAN PO BOX 52129 PHOENIX AZ85072-2129	395,452.91	53.09%

		NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	93,596.46	12.57%

		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	78,821.82	10.58%

		MATRIX TRUST COMPANY AS CUST FBO LARITECH, INC. PO BOX 52129 PHOENIX AZ85072-2129	46,146.75	6.20%

NYLI MACKAY TAX FREE BOND FUND	CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	20,133,326.57	17.51%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T79 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	18,109,129.12	15.75%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	14,259,394.28	12.40%

		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	14,123,033.26	12.28%

	CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	2,244,468.54	32.44%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	1,111,586.68	16.07%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	751,554.51	10.86%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	635,827.91	9.19%

		CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	425,382.05	6.15%

		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	363,406.99	5.25%

	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	531,709.88	99.49%

	CLASS I	MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	155,210,911.60	20.63%

		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	147,178,594.58	19.56%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	91,304,535.92	12.13%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	74,788,635.95	9.94%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	54,709,788.12	7.27%

		BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI53212-3958	52,054,447.52	6.92%

	CLASS R6	SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	50,207,899.67	63.21%

		SEI PRIVATE TRUST COMPANY C/O BMO WEALTH MANAGEMENT 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	22,727,652.46	28.62%

NYLI MACKAY U.S. INFRASTRUCTURE BOND FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	49,528,557.39	81.68%

	CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	127,610.12	21.84%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	79,740.14	13.65%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	79,689.72	13.64%

		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	75,665.15	12.95%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	72,403.01	12.39%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	40,667.79	6.96%

	CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	22,861,246.81	17.26%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,221,005.73	16.78%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	21,145,918.41	15.96%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	14,685,855.96	11.09%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	13,327,254.76	10.06%

		UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10,197,567.07	7.70%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	9,651,485.90	7.29%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R6	SEI PRIVATE TRUST COMPANY C/O BMO HARRIS SWP ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	18,998,045.28	45.49%

		EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 3131-3710	11,159,887.78	26.72%

		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	5,105,249.79	12.22%

		NEW YORK LIFE INSURANCE CO MAINSTAY CONSERV ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	3,947,764.92	9.45%

NYLI MONEY MARKET FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	58,024,187.04	11.05%

	SIMPLE CLASS	NEW YORK LIFE TRUST CO CUST JACKS OK TIRE SERVICE PATRICK LEEPER 1309 300TH ST BURT IA50522-8557	103,686.28	6.95%

		NEW YORK LIFE TRUST CO CUST GLOBAL FINANCIAL & INSURANCE SERV AMIN CHAGANI PO BOX 810510 DALLAS TX75381-0510	81,311.00	5.45%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK LIFE TRUST CO CUST GEE FARMS INCORPORATED HAROLD M GEE 301 N OAK ST HOME KS66438-9778	75,650.27	5.07%

NYLI WINSLOW LARGE CAP GROWTH FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	56,488,309.41	32.59%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	9,860,095.28	5.69%

	CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	3,263,806.15	40.22%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	746,895.61	9.20%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	559,255.20	6.89%

		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	491,276.00	6.05%

		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	490,255.07	6.04%

	CLASS I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	129,019,858.33	23.55%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	61,350,205.45	11.20%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	57,275,501.23	10.46%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCO UNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	47,798,723.52	8.73%

		CHARLES SCHWAB & CO MPANY INC ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	43,502,425.26	7.94%

		DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA50392-0001	27,373,500.08	5.00%

	INVESTOR CLASS	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA50392-0001	520,782.21	9.47%

	CLASS R1	CHARLES SCHWAB & CO INC SPL CSTDY A/C FOR BNFT CUST C/O STEVEN SEARS ATTN MUTUAL FUNDS - 211 MAIN ST SAN FRANCISCO CA 94105-1901	17,226,560.99	30.58%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,884,483.43	22.87%

		NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,427,184.15	13.19%

		MATRIX TRUST CO MPANY AS AGENT FOR MOORE & VAN ALLEN PLLC 401(K) PROFI 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	4,336,848.32	7.70%

		DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA50392-0001	4,081,003.21	7.25%

	CLASS R2	MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	2,463,204.77	19.70%

		STATE STREET BANK AND TRUST CO MPANY TRUSTEE AND / OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCO LN ST BOSTON MA02111-2901	2,125,435.17	17.00%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		CHARLES SCHWAB & CO INC SPL CSTDY A/C FOR BNFT CUST C/O STEVEN SEARS ATTN MUTUAL FUNDS - 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,089,122.90	16.71%

		NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	906,279.67	7.25%

		LINCO LN RETIREMENT SERVICES CO MPANY FBO FORREST GENERAL HOSPITAL 403B PO BOX 7876 FORT WAYNE IN46801-7876	841,600.00	6.73%

	CLASS R3	STATE STREET BANK AND TRUST CO MPANY TRUSTEE AND / OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCO LN ST BOSTON MA02111-2901	1,239,554.26	27.23%

		VOYA RETIREMENT INSURANCE AND ANNUITY CO MPANY 1 ORANGE WAY WINDSOR CT06095-4773	1,058,835.14	23.26%

		EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	382,688.27	8.41%

	CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	56,789,267.57	21.95%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCHPIERCEFENNER & SMITHINC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST3RD FL JACKSONVILLE FL 2246-6484	32,002,932.27	12.37%

		DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA50392-0001	30,530,155.56	11.80%

		CHARLES SCHWAB & CO INC SPL CSTDY A/C FOR BNFT CUST C/O STEVEN SEARS ATTN MUTUAL FUNDS - 211 MAIN ST SAN FRANCISCO CA 94105-1901	21,810,491.33	8.43%

		TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECO RDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	13,549,732.13	5.24%

	SIMPLE CLASS	NEW YORK LIFE TRUST CO CUST NATOMAS PHYSICAL THERAPY DEAN BESSAS 2108 CASTLE PINES WAY ROSEVILLE CA 95747-8957	13,084.63	9.74%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK LIFE TRUST CO CUST REDIX INC SUE P REDDICK PO BOX 628 WRITSVLLE BCH NC 28480-0628	9,363.57	6.97%

		NEW YORK LIFE TRUST CO CUST ASPIRE HEALTH & WELNESS CLINIC AARON M BELL 12531 S MOONLITE HILL CT HERRIMAN UT 84096-4870	8,049.37	5.99%

		NEW YORK LIFE TRUST CO CUST ASPIRE HEALTH & WELNESS CLINIC KATIE A BELL 12531 S MOONLITE HILL CT HERRIMAN UT 84096-4870	7,432.22	5.53%

		NEW YORK LIFE TRUST CO CUST JON KROG INSURANCE AGENCY INC JONATHON A KROG 512 MARSHALL AVE #1 SAINT PAUL MN55102-1721	7,006.40	5.21%

NYLI WMC ENDURING CAPITAL FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,747,565.37	29.01%

	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCO UNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	52,590.51	27.77%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 3103-2523	25,915.27	13.68%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	16,092.17	8.50%

		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13,606.15	7.18%

		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	11,676.29	6.17%

		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	11,540.62	6.09%

		SOPHIA A JOHNSON TOD REGISTRATION ON FILE 7557 E MOONRIDGE LN ANAHEIM CA 92808-1457	9,766.60	5.16%

	CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	262,445.09	16.82%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	175,613.06	11.25%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	170,000.56	10.89%

		DZ BANK AG, NEW YORK BRANCH ATTN: DENISE OTT 1 VANDERBILT AVE FL 49 NEW YORK NY10017-3893	161,661.09	10.36%

		PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	109,507.79	7.02%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCO UNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	95,103.56	6.09%

	CLASS R6	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	1,153,617.00	22.04%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION (57230) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	853,505.88	16.31%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK LIFE INSURANCE CO MAINSTAY EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	807,418.33	15.43%

		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	792,487.53	15.14%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP EQUITY ALLOCATION (57210) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	790,402.06	15.10%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION (57220) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	446,350.55	8.53%

NYLI WMC VALUE FUND	CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,818,165.59	16.53%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	504,354.96	67.52%

	CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN55402-2405	882,800.16	24.79%

		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 3716-1102	221,534.80	6.22%

		LPL FINANCIAL OMNIBUS CUSTOMER ACCO UNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	213,800.02	6.00%

		NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	212,147.95	5.96%

		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY10004-1965	197,954.63	5.56%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R6	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	1,382,146.38	21.20%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION (57230) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	1,155,219.73	17.72%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP EQUITY ALLOCATION (57210) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	1,044,863.35	16.03%

		NEW YORK LIFE INSURANCE CO MAINSTAY EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	966,975.74	14.83%

		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	954,295.39	14.64%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION (57220) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	539,620.38	8.28%

EXHIBIT C

PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2024 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $3,356,321.

The aggregate fees billed for the fiscal year ended October 31, 2023 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $3,008,740.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2024; and (ii) $0 for the fiscal year ended October 31, 2023.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2024; and (ii) $0 during the fiscal year ended October 31, 2023. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $68,100 during the fiscal year ended October 31, 2024; and (ii) $222,674 during the fiscal year ended October 31, 2023.

C-1

Pursuant to the Trust’s Audit Committee Charter, the Audit Committee has adopted Pre-approval Policies and Procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

With respect to the services described in paragraphs (b) through (d) above, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2024 and October 31, 2023 are disclosed in 4(b)-(d) above.

C-2

NEW YORK LIFE INVESTMENT FUNDS

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

DECEMBER 8, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

NYLIF - 100383

PROXY CARD

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/NYLITRUSTS 3. Follow the simple instructions.
VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-429-7276 3. Follow the simple instructions.
VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card 3. Sign, date and return the proxy card in the envelope provided

NEW YORK LIFE INVESTMENTS FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 8, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Thomas C. Humbert, Jr., Brian J. McGrady, and J. Kevin Gao, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 8, 2025 at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 51 Madison Avenue, New York, New York 10010 at: 9:00 a.m., Eastern Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER
AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable    Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders to be held on December 8, 2025. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/nylifunds2025

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management.

The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

1.	To elect four Trustees to the Board of Trustees of the Trust (Shareholders of all Funds).	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT* ☐
(01) Naïm Abou-Jaoudé
(02) Karen Hammond
(03) Stephanie Lynch
(04) Adeel Jivraj
*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.
Transact such other business as may properly come before the Meeting.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.